PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT
ACCOUNTING POLICY
The following accounting policy applies to property, plant and equipment excluding right-of-use assets recognized under IFRS 16. Our accounting policies for right-of-use assets are included in note 8.

Recognition and measurement, including depreciation
We measure property, plant and equipment upon initial recognition at cost and begin recognizing depreciation when the asset is ready for its intended use. Subsequently, property, plant and equipment is carried at cost less accumulated depreciation and accumulated impairment losses.

Cost includes expenditures (capital expenditures) that are directly attributable to the acquisition of the asset. The cost of self-constructed assets includes:
•the cost of materials and direct labour;
•costs directly associated with bringing the assets to a working condition for their intended use;
•expected costs of decommissioning the items and restoring the sites on which they are located (see note 20); and
•borrowing costs on qualifying assets.
We depreciate property, plant and equipment over its estimated useful life by charging depreciation expense to net income as follows:

Asset	Basis	Estimated useful life
Buildings	Diminishing balance	5 to 40 years
Cable and wireless network	Straight-line	3 to 40 years
Computer equipment and software	Straight-line	4 to 10 years
Customer premise equipment	Straight-line	3 to 6 years
Leasehold improvements	Straight-line	Over shorter of estimated useful life or lease term
Equipment and vehicles	Diminishing balance	3 to 20 years

We calculate gains and losses on the disposal of property, plant and equipment by comparing the proceeds from the disposal with the item's carrying amount and recognize the gain or loss in net income.

We capitalize development expenditures if they meet the criteria for recognition as an asset and amortize them over their expected useful lives once the assets to which they relate are available for use. We expense research expenditures, maintenance costs, and training costs as incurred.

Impairment testing, including recognition and measurement of an impairment charge
See "Impairment Testing" in note 9 for our policies relating to impairment testing and the related recognition and measurement of impairment charges. The impairment policies for property, plant and equipment are similar to the impairment policies for intangible assets with finite useful lives.

USE OF ESTIMATES AND JUDGMENTS
ESTIMATES
Components of an item of property, plant and equipment may have different useful lives. We make significant estimates when determining depreciation rates and asset useful lives, which require taking into account company-specific factors, such as our past experience and expected use, and industry trends, such as technological advancements. We monitor and review residual values, depreciation rates, and asset useful lives at least once a year and change them if they are different from our previous estimates. We recognize the effect of changes in estimates in net income prospectively.

We use estimates to determine certain costs that are directly attributable to self-constructed assets. These estimates primarily include certain internal and external direct labour, overhead, and interest costs associated with the acquisition, construction, development, or betterment of our networks.

Furthermore, we use estimates in determining the recoverable amount of property, plant and equipment. The determination of the recoverable amount for the purpose of impairment testing requires the use of significant estimates, such as:
•future cash flows;
•terminal growth rates; and
•discount rates.

We estimate value in use for impairment tests by discounting estimated future cash flows to their present value. We estimate the discounted future cash flows for periods of up to five years, depending on the cash-generating unit (CGU), and a terminal value. The future cash flows are based on our estimates and expected future operating results of the CGU after considering economic conditions and a general outlook for the CGU's industry. Our discount rates consider market rates of return, debt to equity ratios, and certain risk premiums, among other things. The terminal value is the value attributed to the CGU's operations beyond the projected time period of the cash flows using a perpetuity rate based on expected economic conditions and a general outlook for the industry.

We determine fair value less costs to sell in one of the following two ways:
•Analyzing discounted cash flows - we estimate the discounted future cash flows for five-year periods and a terminal value, similar to the value in use methodology described above, while applying assumptions consistent with those a market participant would make. Future cash flows are based on our estimates of expected future operating results of the CGU. Our estimates of future cash flows, terminal values, and discount rates consider similar factors to those described above for value in use estimates; or
•Using a market approach - we estimate the recoverable amount of the CGU using multiples of operating performance of comparable entities and precedent transactions in that industry.

We make certain assumptions when deriving expected future cash flows, which may include assumptions pertaining to discount and terminal growth rates. These assumptions may differ or change quickly depending on economic conditions or other events. It is therefore possible that future changes in assumptions may negatively affect future valuations of CGUs and goodwill, which could result in impairment losses.
JUDGMENTS
We make significant judgments in choosing methods for depreciating our property, plant and equipment that we believe most accurately represent the consumption of benefits derived from those assets and are most representative of the economic substance of the intended use of the underlying assets.

EXPLANATORY INFORMATION
The table below summarizes our property, plant and equipment as at December 31, 2020, 2019, and 2018.

(In millions of dollars)	December 31, 2020			December 31, 2019			December 31, 2018
	Cost	Accumulated depreciation	Net carrying amount	Cost	Accumulated depreciation	Net carrying amount	Cost	Accumulated depreciation	Net carrying amount

Land and buildings	1,212	(496)	716	1,182	(461)	721	1,125	(428)	697
Cable and wireless networks	22,357	(14,268)	8,089	21,778	(13,814)	7,964	21,024	(13,550)	7,474
Computer equipment and software	6,361	(4,253)	2,108	5,903	(3,749)	2,154	5,514	(3,305)	2,209
Customer premise equipment	1,976	(1,515)	461	1,963	(1,387)	576	1,908	(1,279)	629
Leasehold improvements	625	(313)	312	596	(281)	315	539	(250)	289
Equipment and vehicles	1,320	(839)	481	1,244	(776)	468	1,292	(810)	482

Property, plant and equipment	33,851	(21,684)	12,167	32,666	(20,468)	12,198	31,402	(19,622)	11,780
Right-of-use assets	2,248	(397)	1,851	1,911	(175)	1,736	—	—	—

Total	36,099	(22,081)	14,018	34,577	(20,643)	13,934	31,402	(19,622)	11,780

The tables below summarize the changes in the net carrying amounts of property, plant and equipment during 2020 and 2019.

(In millions of dollars)	December 31, 2019			December 31, 2020
	Net carrying amount	Additions	Acquisitions from business combinations	Depreciation	Disposals and other	Net carrying amount

Land and buildings	721	30	—	(37)	2	716
Cable and wireless networks	7,964	1,334	4	(1,196)	(17)	8,089
Computer equipment and software	2,154	653	37	(747)	11	2,108
Customer premise equipment	576	165	—	(288)	8	461
Leasehold improvements	315	32	1	(36)	—	312
Equipment and vehicles	468	98	1	(86)	—	481

Property, plant and equipment	12,198	2,312	43	(2,390)	4	12,167
Right-of-use assets (note 8)	1,736	337	—	(217)	(5)	1,851

Total property, plant and equipment	13,934	2,649	43	(2,607)	(1)	14,018

(In millions of dollars)	December 31, 2018			December 31, 2019
	Net carrying amount	Effect of IFRS 16 transition	Additions [1]	Depreciation	Disposals and other	Net carrying amount

Land and buildings	697	—	57	(34)	1	721
Cable and wireless networks	7,474	(95)	1,739	(1,157)	3	7,964
Computer equipment and software	2,209	—	644	(706)	7	2,154
Customer premise equipment	629	—	236	(292)	3	576
Leasehold improvements	289	—	60	(33)	(1)	315
Equipment and vehicles	482	—	109	(75)	(48)	468

Property, plant and equipment	11,780	(95)	2,845	(2,297)	(35)	12,198
Right-of-use assets (note 8)	—	1,576	335	(175)	—	1,736

Total property, plant and equipment	11,780	1,481	3,180	(2,472)	(35)	13,934
[1]    Excludes proceeds on disposition of $38 million (see note 29).
Property, plant and equipment not yet in service and therefore not subject to depreciation as at December 31, 2020 was $848 million (2019 - $1,320 million). During 2020, capitalized interest pertaining to property, plant and equipment was recognized at a weighted average rate of approximately 3.7% (2019 - 3.9%).

In 2019, we disposed of certain assets with a net carrying amount of $38 million. We received total proceeds of $38 million for these assets.

Annually, we perform an analysis to identify fully depreciated assets that have been disposed of. In 2020, this resulted in an adjustment to cost and accumulated depreciation of $978 million (2019 - $1,159 million). The disposals had nil impact on the Consolidated Statements of Income.